SCHEDULE 13G

EXHIBIT B

JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

The undersigned persons hereby agree that reports on Schedule 13G, and amendments thereto, with respect to the Common Stock of Ameriprise Financial, Inc. may be filed in a single statement on behalf of each of such persons, and further, each of such persons designates Warren E. Buffett as its agent and Attorney-in-Fact for the purpose of executing any and all Schedule 13G filings required to be made by it with the Securities and Exchange Commission.

Dated: February 14, 2007	/S/ Warren E. Buffett
Warren E. Buffett

Berkshire Hathaway Inc.

Dated: February 14, 2007	/S/ Warren E. Buffett
By: Warren E. Buffett
Title: Chairman of the Board

OBH, Inc.

Dated: February 14, 2007	/S/ Warren E. Buffett
By: Warren E. Buffett
Title: Chairman of the Board

National Indemnity Company

Dated: February 14, 2007	/S/ Marc D. Hamburg
By: Marc D. Hamburg
Title: Chairman of the Board

National Fire & Marine Insurance Company

Dated: February 14, 2007	/S/ Marc D. Hamburg
By: Marc D. Hamburg
Title: Chairman of the Board

Nebraska Furniture Mart, Inc.

Dated: February 14, 2007	/S/ Marc D. Hamburg
By: Marc D. Hamburg
Title: Assistant Secretary

Borsheim’s Jewelry Company, Inc.

Dated: February 14, 2007	/S/ Warren E. Buffett
By: Warren E. Buffett
Title: Chairman of the Board

The Fechheimer Brothers Company

Dated: February 14, 2007	/S/ Marc D. Hamburg
By: Marc D. Hamburg
Title: Assistant Secretary

Columbia Insurance Company

Dated: February 14, 2007	/S/ Marc D. Hamburg
By: Marc D. Hamburg
Title: Chairman of the Board

Blue Chip Stamps

Dated: February 14, 2007	/S/ Marc D. Hamburg
By: Marc D. Hamburg
Title: Assistant Secretary

Wesco Holdings Midwest, Inc.

Dated: February 14, 2007	/S/ Marc D. Hamburg
By: Marc D. Hamburg
Title: Assistant Secretary

Wesco Financial Corporation

Dated: February 14, 2007	/S/ Jeffrey L. Jacobson
By: Jeffrey L. Jacobson
Title: Vice President

Wesco-Financial Insurance Co.

Dated: February 14, 2007	/S/ Marc D. Hamburg
By: Marc D. Hamburg
Title: Chairman of the Board

Central States of Omaha Companies, Inc.

Dated: February 14, 2007	/S/ John E. Kizer
By: John E. Kizer
Title: President

Central States Indemnity Company of Omaha

Dated: February 14, 2007	/S/ John E. Kizer
By: John E. Kizer
Title: President

FlightSafety International, Inc.

Dated: February 14, 2007	/S/ Marc D. Hamburg
By: Marc D. Hamburg
Title: Director